SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008

CAPITAL TRUST, INC.
(Exact Name of Registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 655-0220

     N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01               Entry Into a Material Definitive Agreement

On June 30, 2008, Capital Trust, Inc. (the “Company”) and its wholly-owned subsidiary, CT BSI Funding Corp. (the “Subsidiary”) executed Amendment No. 2 (the “BSIL Amendment”) to the Amended and Restated Master Repurchase Agreement (the “Original BSIL Agreement”), dated as of February 15, 2006, as amended by Amendment No. 1 to Amended and Restated Master Repurchase Agreement dated as of February 7, 2007 (collectively, each amendment, together with the Original BSIL Agreement, the “BSIL Repurchase Agreement”), by and among Bear, Stearns International Limited, the Company and the Subsidiary.  Among other things, the BSIL Amendment amends the BSIL Repurchase Agreement by extending the termination date of each Transaction (as defined in the BSIL Repurchase Agreement) to October 29, 2008 making it concurrent with the existing Termination Date (as defined in the JP Morgan Repurchase Agreement) under the Master Repurchase Agreement, dated as of November 1, 2006, by and between Capital Trust, Inc. and JPMorgan Chase Bank, N.A. (the “JP Morgan Repurchase Agreement”).  The foregoing description is qualified in its entirety by reference to the BSIL Amendment, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 which the Company intends to file in August 2008.

On June 30, 2008, the Company and Subsidiary executed Amendment No. 2 (the “BSFI Amendment”) to the Amended and Restated Master Repurchase Agreement (the “Original BSFI Agreement”), dated as of February 15, 2006, as amended by Amendment No. 1 to Amended and Restated Master Repurchase Agreement dated as of February 7, 2007 (collectively, each amendment, together with the Original BSFI Agreement, the “BSFI Repurchase Agreement”), by and among Bear, Stearns Funding, Inc., the Company and the Subsidiary.  Among other things, the BSFI Amendment amends the BSFI Repurchase Agreement by extending the termination date of each Transaction (as defined in the BSFI Repurchase Agreement) to October 29, 2008 making it concurrent with the existing Termination Date (as defined in the JP Morgan Repurchase Agreement) under the JP Morgan Repurchase Agreement.  The foregoing description is qualified in its entirety by reference to the BSFI Amendment, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 which the Company intends to file in August 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

Date: July 7, 2008